INVESTOR PRESENTATION Spring 2021

This presentation contains statements about future events and expectations that constitute forward-looking statements. Forward-looking statements are based on our beliefs, assumptions and expectations of our future financial and operating performance and growth plans, taking into account the information currently available to us. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the expectations of future results we express or imply in any forward-looking statements, and you should not place undue reliance on such statements. Factors that could contribute to these differences include the following: uncertainties and risks related to public health crises, including the ongoing COVID-19 pandemic; adverse economic or real estate developments in our geographic markets or the temperature-controlled warehouse industry; general economic conditions; risks associated with the ownership of real estate and temperature-controlled warehouses in particular; acquisition risks, including the failure to identify or complete attractive acquisitions or the failure of acquisitions to perform in accordance with projections and to realize anticipated cost savings and revenue improvements; our failure to realize the intended benefits from our recent acquisitions, including the Agro acquisition, and including synergies, or disruptions to our plans and operations or unknown or contingent liabilities related to our recent acquisitions; risks related to expansions of existing properties and developments of new properties, including failure to meet budgeted or stabilized returns within expected time frames, or at all, in respect thereof; a failure of our information technology systems, cybersecurity attacks or a breach of our information security systems, networks or processes could cause business disruptions or loss of confidential information; risks related to privacy and data security concerns, and data collection and transfer restrictions and related foreign regulations; defaults or non-renewals of significant customer contracts, including as a result of the ongoing COVID-19 pandemic; uncertainty of revenues, given the nature of our customer contracts; increased interest rates and operating costs, including as a result of the ongoing COVID-19 pandemic; our failure to obtain necessary outside financing; risks related to, or restrictions contained in, our debt financings; decreased storage rates or increased vacancy rates; risks related to current and potential international operations and properties; difficulties in expanding our operations into new markets, including international markets; risks related to the partial ownership of properties, including as a result of our lack of control over such investments and the failure of such entities to perform in accordance with projections; our failure to maintain our status as a REIT; possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently or previously owned by us; financial market fluctuations; actions by our competitors and their increasing ability to compete with us; labor and power costs; changes in applicable governmental regulations and tax legislation, including in the international markets; additional risks with respect to the addition of European operations and properties; changes in real estate and zoning laws and increases in real property tax rates; the competitive environment in which we operate; our relationship with our employees, including the occurrence of any work stoppages or any disputes under our collective bargaining agreements and employment related litigation; liabilities as a result of our participation in multi-employer pension plans; losses in excess of our insurance coverage; the potential liabilities, costs and regulatory impacts associated with our in-house trucking services and the potential disruptions associated with the use of third-party trucking service providers to provide transportation services to our customers; the cost and time requirements as a result of our operation as a publicly traded REIT; changes in foreign currency exchange rates; the impact of anti-takeover provisions in our constituent documents and under Maryland law, which could make an acquisition of us more difficult, limit attempts by our shareholders to replace our trustees and affect the price of our common shares of beneficial interest, $0.01 par value per share, of our common shares; the potential dilutive effect of our common share offerings; and risks related to any forward sale agreement, including the 2018 forward sale agreement, the 2020 ATM forward sale agreements and the 2020 forward sale agreements, or collectively, our forward sale agreements, including substantial dilution to our earnings per share or substantial cash payment obligations. Words such as “anticipates,” “believes,” “continues,” “estimates,” “expects,” “goal,” “objectives,” “intends,” “may,” “opportunity,” “plans,” “potential,” “near-term,” “long-term,” “projections,” “assumptions,” “projects,” “guidance,” “forecasts,” “outlook,” “target,” “trends,” “should,” “could,” “would,” “will” and similar expressions are intended to identify such forward-looking statements. Examples of forward-looking statements included in this document include, among others, statements about our expected acquisition and expected expansion and development pipeline and our targeted return on invested capital on expansion and development opportunities. We qualify any forward-looking statements entirely by these cautionary factors. Other risks, uncertainties and factors, including those discussed under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020, could cause our actual results to differ materially from those projected in any forward-looking statements we make. We assume no obligation to update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Disclaimer

Key Investment Highlights Global Market Leader with Integrated Network of Strategically-Located, High-Quality, “Mission- Critical” Warehouses Important First Mover Advantage as the Only Publicly Traded REIT Focused on Temperature- Controlled Warehouses Infrastructure Supported by Best-in-Class IT and Operating Platforms Provides a Significant Competitive Advantage Strong and Stable Food Industry Fundamentals Drive Growing Demand for Our Business Substantial Internal and External Growth Opportunities Expected to Drive Attractive Risk-Adjusted Returns Experienced Management Team, Alignment of Interest and Best-In-Class Corporate Governance Investment Grade, Flexible Balance Sheet Positioned for Growth 1

Company Snapshot

World's largest publicly traded REIT focused on the ownership, operation, development and acquisition of temperature-controlled warehouses

Portfolio Overview

Warehouses	Ownership Type	Total Capacity	Average Facility Size	Countries of Operation	Estimate of U.S. Market Share	Number of Customers	Number of Pallet Positions
238	*181 owned [1], 48 capital / operating leased, 9 managed*	*1.4bn cubic feet / 46mm square feet*	*5.9mm cubic feet / 195K square feet*	*U.S., Ireland, U.K., Netherlands, Poland, Austria, Spain, Portugal, Australia, New Zealand, Argentina, Canada, Chile, Brazil*	*21% [2]*	*~2,500 [3]*	*~4.1mm [3]*

Financial Highlights

$11.4bn *Total Enterprise Value [4]*

$9.0bn *Equity Market Cap [4]*

$531.3mn *LTM PF Core EBITDA [5]*

$0.84 *4Q20 Annualized Dividend per Share*

2.3% / 5.6% *FY 2020 SS Revenue / NOI Growth Rate [6]*

FY 2020 Segment Breakdown [7]

Revenue



Warehouse
78%
FY 2020 TOTAL REVENUE
$1,983mm
15%
Third-Party Managed
7%
Transportation

Contribution / NOI [8]



Warehouse
94%
FY 2020 TOTAL CONTRIBUTION (NOI)
$551mm
3%
2%
Third-Party Managed
Transportation

Note: Figures as of December 31, 2020, unless otherwise indicated.

(1) Includes 14 ground leased assets
(2) 2020 IARW North American Top 25 List (June 2020), per GCCA website. U.S. only. Capacity from 2020 GCCA Global Cold Storage Capacity Report (August 2020)
(3) Figures exclude Agro Merchants Group portfolio
(4) Based on COLD share price of $35.04 as of February 26, 2021
(5) As of December 31, 2020, amount includes eight months of Core EBITDA from the Caspers and AM-C Warehouse acquisitions, ten months of Core EBITDA from the Halls acquisition, and twelve months of Core EBITDA from the Agro acquisition prior to Americold's ownership of the respective acquired entities
(6) Represents share of Revenues and NOI from Global Warehouse Segment; Same store Revenue and NOI growth rates on a constant currency basis
(7) Excludes quarry business. Revenue and Total Contribution (NOI) does not include properties acquired from Agro Merchants Group
(8) Segment contribution refers to segment's revenues less segment specific operating expenses (excludes any depreciation, depletion and amortization, impairment charges and corporate level SG&A). Contribution for our warehouse segment equates to net operating income ("NOI")

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Largest Fully Integrated Network of Temperature-Controlled Warehouses Food Producers Americold Realty Trust Food Distribution + Retailers Gouldsboro Distribution Center Gouldsboro, PA Production Advantaged Warehouse Delhi, LA e-Commerce Fulfillment Supermarket Public Warehouse LaPorte, TX Distribution Center Atlanta, GA Retail Distribution Center Phoenix, AZFarm Fork An indispensable component of food infrastructure from “farm to fork" 3

Integrated Operations Overview

Real estate value is driven by the critical nature of our infrastructure, strategic locations and integrated, full-service strategy

	Segment Overview	Select Customers	% of Contribution [1]
Warehouse (Storage and Handling)	▪ Mission-critical, temperature-controlled real estate infrastructure generates rent and storage income ▪ Comprehensive value-add services ▪ Strategic locations, network breadth, scale, reliable temperature integrity and best-in-class customer IT interface distinguish our warehouses from our competitors	Conagra Brands, Wakefern Food Corp., Danone Wave, Woolworths, McCain, H-E-B, Ocean Spray, General Mills, Smithfield	94%
Third-Party Managed	▪ Management of customer-owned warehouses ▪ Warehouse management services provided at customer-owned facilities ▪ Operating costs passed through to customers	Kroger, KraftHeinz, Woolworths, LambWeston	2%
Transportation	▪ Asset-light consolidation, management and brokerage services ▪ Complements warehouse segment ▪ Enhances customer retention and drives warehouse storage and occupancy ▪ Supplementary offering that improves supply chain efficiency and reduces cost by leveraging Americold's scale	Unilever, Grocery Outlet Bargain Market, Whole Foods Market, Wakefern Food Corp., Woolworths, White Castle, USDA, InnovAsian	3%


Tradewater Distribution Facility – Atlanta, GA


Warehouse
NOI
94%


2%
Third-Party
Managed


3%
Transportation

Note: Figures exclude Agro Merchants Group portfolio.
(1) LTM figures as of December 31, 2020 and excludes the quarry business segment

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Public Production Advantaged Facility Leased Third-Party Managed Distribution Strategically Located, “Mission-Critical” Temperature-Controlled Warehouses Note: Americold portfolio figures as of December 31, 2020. Figures do not include Americold’s Brazilian JV investments in SuperFrio and Comfrio Soluções Logística. (1) Figures include ambient facility, except for cubic feet metric # of Facilities 194 26 15 3 Square Feet (000s) 40,833 3,352 1,853 434 Cubic Feet (mm) 1,212.7 111.2 70.0 17.3 Strategic locations and extensive geographic presence provide an integrated warehouse network that is fundamental to customers’ ability to optimize their distribution networks South AmericaAsia-Pacific(1)North America Europe 5 New Zealand Australia Austria Netherlands UK Poland Spain Portugal Chile Argentina

A Global Market Leader in Temperature-Controlled Warehousing

Our position as a global market leader allows us to realize economies of scale, reduce operating costs and lower our overall cost of capital. Ideally positioned to compete for customers and external growth opportunities

U.S. Market (1)

Rank	*Company*	*Market Share*	*Cubic Ft (mm)*
1	Lineage Logistics	25.2%	1,392
2	**americold**	**21.4%**	**1,182**
3	US Cold Storage, Inc.	6.8%	374
4	Interstate Warehousing, Inc.	2.1%	116
5	Burris Logistics	1.4%	75
6	NewCold Advanced Cold Logistics	0.9%	48
7	Hanson Logistics	0.8%	44
8	Holt Logistics Corp.	0.6%	35
9	MTC Logistics	0.5%	25
10	Midwest Refrigerated Services	0.4%	23
TOTAL (4)		60.1%	3,314

Global Market (2)

Rank	*Company*	*Market Share*	*Cubic Ft (mm)*
1	Lineage Logistics	7.0%	1,789
2	**americold**	**5.6% (3)**	**1,411 (3)**
3	US Cold Storage, Inc.	1.5%	374
4	NewCold Advanced Cold Logistics	0.8%	195
5	Nichirei Logistics Group, Inc.	0.7%	183
6	Kloosterboer B.V.	0.7%	171
7	VersaCold Logistics Services	0.5%	123
8	Interstate Warehousing, Inc.	0.5%	116
9	Frialsa Frigorificos	0.4%	106
10	VX Cold Chain Logistics	0.4%	97
TOTAL (4)		18.0%	4,565

Note: Americold portfolio figures provided by the Company as of December 31, 2020. Figures may not sum due to rounding

(1) 2020 IARW North American Top 25 List (June 2020), per GCCA website. U.S. only. Total capacity from 2020 GCCA Global Cold Storage Capacity Report (August 2020)

(2) 2020 IARW Global Top 25 List (July 2020), per GCCA website. Total capacity from 2020 GCCA Global Cold Storage Capacity Report (August 2020)

(3) Figures do not include Americold's Brazilian JV investments in SuperFrio and Comfrio Soluções Logistica

(4) The remaining 39.9% and 82.0% of the U.S. and global markets consist of ~2.2bn cubic feet and ~20.8bn cubic feet, respectively

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Highly Diversified Business Model Produces Stable Cash Flows

Diversification helps reduce revenue volatility associated with seasonality and changing commodity trends

Pro Forma Commodity (1)



FY 2020 WAREHOUSE REVENUE
Potatoes
8%
Dairy
8%
Fruits & Vegetables
6%
Pork
6%
Bakery
3%
Beef
3%
Distributors(5)
2%
Seafood
2%
Retail(4)
22%
Packaged Foods(3)
16%
Poultry
14%
Other
10%

~76% of Revenue from Food Manufacturers and ~22% from Retailers

Global Geographic Diversity (2)

Global Warehouse



FY 2020 WAREHOUSE REVENUE
United States
84%
South America
<1%
Asia-Pacific
13%
Canada
2%

U.S. Warehouse



FY 2020 TOTAL U.S. WAREHOUSE REVENUE
Central
28%
Southeast
27%
West
21%
East
24%

Pro Forma Warehouse Type (1)



FY 2020 WAREHOUSE REVENUE
Distribution
52%
Production Advantaged
23%
Public Warehouse
24%
Facility Leased
1%



FY 2020 WAREHOUSE CONTRIBUTION (NOI)
Distribution
48%
Production Advantaged
28%
Public Warehouse
23%
Facility Leased
1%

Note: Figures may not sum due to rounding.
(1) December 31, 2020 LTM Revenue and NOI pro forma 2019 and 2020 acquisitions, exclusive of Agro Merchants Group
(2) Diversification based on warehouse segment revenues for the twelve months ended December 31, 2020
(3) Packaged food reflects a broad variety of temperature-controlled meals and foodstuffs
(4) Retail reflects a broad variety of product types from retail customers
(5) Distributors reflects a broad variety of product types from distribution customers

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Long Standing Relationships with Top 25 Customers Note: Excludes properties acquired from Agro Merchants Group. (1) Not all customers shown are in COLD’s top 25 largest customers in the warehouse segment (2) Represents long-term issuer ratings as of 4Q20 (3) Based on LTM warehouse revenues as of December 31, 2020. Figures pro forma for the acquisition of Caspers and AM-C Warehouse, including 4 month of COLD ownership and the 8 months of prior ownership, and the acquisition of Halls, including 2 months of COLD ownership and 10 months of prior ownership Have been with Americold for an average of 30+ years 12 customers are investment grade (2) 100% utilize multiple facilities 100% utilize technology integration 92% utilize value-add services 88% utilize committed contracts or leases 60% are in fully dedicated sites 48% utilize transportation and consolidation services Representative Food Producers / CPG Companies (1) Representative Retailers / Distributors (1) Top 25 Customers Scope and scale of network coupled with long-standing relationships position us to grow market share organically and through acquisitions 25 largest customers account for approximately 55% (3) of warehouse revenues, with no customer generating more than 8% (3) of revenues 8

75% 78% 76% 75% 76% 74% 76% 74% 73% 71% 77% 77% 77% 75% 70% 81% 82% 81% 80% 72% 76% 78% 77% 76% 72% 80% 79% 81% 77% 77% 78% 81% 79% 77% 84% 83% 79% 80% 80% 79% '16 '17 '18 '19 '20 16 '17 '18 '19 '20 '16 17 '18 '19 '20 '16 '17 18 '19 '20 '16 '17 '18 19 '20 Network Average Economic & Physical Occupancy Trend  Typical optimal physical occupancy is ~85% to maximize four-wall cash flow / NOI o Varies based on several factors, including intended customer base, throughput maximization, seasonality and leased but unoccupied pallets Economic Occupancy Driving Improved Returns X X X X X X X X X X X X Warehouse Pallets X Contractually Reserved Pallets  Significantly increased fixed commitment contracts in our portfolio  Economic occupancy reflects the aggregate number of physically occupied pallets and any additional pallets otherwise contractually committed for a given period, without duplication Currently Occupied 1Q 2Q 3Q 4Q Annual Note: Dotted lines represent incremental average economic occupancy percentage (1) Example assumes 10,000 pallet positions and is for illustrative purposes only Illustrative Economic Occupancy (1) Physical Occupancy Economic Occupancy Americold’s commercialization practices support our customers and improve our quality of earnings 7,000 6,800 7,000 7,100 7,350 7,600 7,850 8,300 8,500 9,000 8,800 8,300 5,000 6,000 7,000 8,000 9,000 10,000 January February March April May June July August September October November December Economic Occupancy: 8,500 Physical Occupancy 9

Growing Committed Revenue in Warehouse Portfolio

Significant improvement transitioning from as-utilized, on demand contracts to fixed storage committed contracts and leases

- ***Fixed storage committed contracts*** and leases currently represent:
  - ***41%*** of warehouse rent and storage revenues [1] and
  - ***46%*** of total warehouse segment revenues [2]
- ***6-year*** weighted average stated term [3]
- ***2-year*** weighted average remaining term [3]
- As of December 31, 2020, we had entered into at least one fixed commitment contract or lease with ***22 of our top 25*** warehouse customers
- The scope and breadth of our network positions us to continue to increase our fixed storage commitments
- Our recent acquisitions have a lower percentage of fixed commitment contracts as a percent of rent and storage revenue. We view this as an opportunity as we bring these acquisitions onto Americold's commercialization standards

Total Warehouse Rent & Storage Revenue



$0.51bn
$0.52bn
$0.61bn
$0.61bn
$0.62bn
$0.64bn
$0.66bn
$0.67bn
$0.69bn
57%
57%
62%
60%
59%
60%
59%
58%
59%
43%
43%
38%
40%
41%
40%
41%
42%
41%
4Q18
1Q19
2Q19 (4)
3Q19 (4)
4Q19 (4)
1Q20 (4)
2Q20 (4)
3Q20 (4)
4Q20 (4)
Other Rent & Storage Revenue
Annualized Committed Rent & Storage Revenue (1)

Total Warehouse Segment Revenue



$1.17bn
$1.18bn
$1.43bn
$1.44bn
$1.47bn
$1.51bn
$1.52bn
$1.54bn
$1.64bn
55%
51%
55%
55%
54%
55%
55%
53%
54%
45%
49%
45%
45%
46%
45%
45%
47%
46%
4Q18
1Q19
2Q19 (4)
3Q19 (4)
4Q19 (4)
1Q20 (4)
2Q20 (4)
3Q20 (4)
4Q20 (4)
Other Warehouse Segment Revenue
Warehouse Segment Revenue Generated by Fixed Commitment Contracts or Leases (2)

Note: All figures exclude revenue for properties acquired from Agro Merchants Group.
(1) Based on the annual committed rent and storage revenues attributable to fixed storage commitment contracts and leases as of December 31, 2020
(2) Based on total warehouse segment revenue generated by contracts with fixed storage commitments and leases for the quarter ended December 31, 2020
(3) Represents weighted average term for contracts featuring fixed storage commitments and leases as of December 31, 2020
(4) Figures pro forma for the acquisition of Caspers and AM-C Warehouse, including 4 month of COLD ownership and the 8 months of prior ownership, the acquisition of Halls, including 2 months of COLD ownership and 10 months of prior ownership

10

americold

$294 $303 $324 $338 $387 $438 $14 $11 $24 $37 $61 $82 $308 $314 $348 $375 $448 $520 2015A 2016A 2017A 2018A 2019A 2020A Rent & Storage Warehouse Services $469 $477 $502 $515 $583 $666 $588 $604 $644 $662 $795 $883 $1,057 $1,081 $1,146 $1,177 $1,377 $1,549 2015A 2016A 2017A 2018A 2019A 2020A Rent & Storage Warehouse Services Warehouse Financial Summary Warehouse Revenue ($mm) Warehouse NOI ($mm) 2015A – 2020A CAGR Actual $ Constant Currency (1) 8.5% 8.8% 7.9% 8.2% 42.4% 43.7% 8.3% 8.5% 2015A – 2020A CAGR Actual $ Constant Currency (1) 29.1% 29.1% 30.4% 31.8% 33.6% Contribution (NOI) Margin Warehouse Services Total Warehouse Services Rent & Storage 7.3% 7.4% Rent & Storage 11.1% 11.4% Total Margin expansion has been driven by improved commercialization and customer mix, contractual rate increases, occupancy growth and operational improvements Note: All figures exclude revenue for properties acquired from Agro Merchants Group. (1) On a constant currency basis relative to fiscal year 2015 foreign currency exchange rates 32.5% 11

Substantially All Warehouse NOI Driven by Rental & Storage Revenue Note: Based on LTM warehouse segment as of December 31, 2020. Future results may vary. Figures may not sum due to rounding (1) Material Handling Equipment (2) OS&D and D&D refer to Over Short & Damaged and Detentioned & Demurrage, respectively Labor ($0.44) Other Facility Costs E x p e n se s R e v e n u e s Rent & Storage Warehouse Services Total Warehouse = $0.43 $0.57 $1.00 Other Services Costs ($0.08) ($0.06) ($0.09) ($0.44) ($0.08) + $0.28 $0.05 $0.34 =+ Power and utilities Real Estate Related Costs: facility maintenance, property taxes, insurance, rent, security, sanitation, etc. Direct labor, overtime, contract labor, indirect labor, workers’ compensation and benefits MHE (1), warehouse operations (pallets, shrink wrap, OS&D and D&D (2)) PPE and warehouse administration REIT: Rent & Storage TRS: Warehouse Services Commentary Power ($0.06) ($0.09) 66% 9% 34% N O I – – – – Margin: % WH Total: 84% 16% 100% 12

Positioned for Multiple Avenues of Growth

Global warehouse network, operating systems, scalable information technology platform and economies of scale provide a significant advantage over competitors with respect to organic and external growth opportunities

Organic Growth Opportunities | **Development and Redevelopment** | **External Growth and Expansion Opportunities**

Proactive Asset Management "Same Store" Warehouse

1. Rate Escalations / Occupancy Increases ✓
2. Underwriting & Contract Standardization ✓
3. Operational Efficiencies & Cost Containment ✓

Focused and Disciplined Strategy to Expand Portfolio

4. Customer-Specific Build-to-Suit & Market-Driven Development ✓
5. Redevelopment & Existing Site Expansion ✓
6. Industry Consolidation ✓
7. Geographic Expansion into New Markets ✓
8. Global Food Producers Outsourcing & Sale-Leaseback Opportunities ✓
9. Expand Presence in Other Temperature Sensitive Products in the Cold Chain ✓

✓ *Signifies COLD has and continues to capitalize on growth opportunities*

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Organic Growth Initiatives Have Driven Same Store Growth

Same store performance is the culmination of replacing legacy customer agreements with new contracts implementing our Commercial Business Rules, active asset management and leveraging integrated network, scale and market position

Same Store Warehouse Revenue Growth

Expected to range between 2% – 4% on a constant currency basis



Actual $ Growth %
1.6%
3.2%
6.1%
2.9%
1.9%
1.9%
Constant Currency $ Growth %
4.9%
4.1%
5.8%
3.9%
3.5%
2.3%
2015
2016
2017
2018
2019
2020

Total Same Store Warehouse NOI Growth

Expected to range 100 – 200 bps higher than associated SS revenue



Actual $ Growth %
3.2%
2.1%
9.8%
6.9%
3.9%
5.3%
Constant Currency $ Growth %
6.1%
2.9%
9.5%
7.4%
5.1%
5.6%
2015
2016
2017
2018
2019
2020

2020 Same Store Portfolio



Non-Same Store
3%
38%
6
88
TOTAL COLD WAREHOUSE FACILITIES
229
135
59%
Same Store
Legacy COLD Same Store
Acquired Non-Same Store
Legacy COLD Non-Same Store

Same Store NOI Margin



63.0%
64.5%
65.5%
66.2%
67.0%
66.8%
SS Rent & Storage
29.5%
29.8%
30.9%
32.1%
32.6%
34.1%
Total SS Warehouse
2.5%
2.0%
4.0%
5.8%
6.9%
9.3%
SS Warehouse Services
2015
2016
2017
2018
2019
2020

Note: Figures as of December 31, 2020, unless otherwise indicated
Note: Constant currency growth represents year-over-year growth based on the same foreign exchange rates relative to the comparable prior year period
Note: NOI growth represents year-over-year growth to the comparable prior period

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Historic Same Store Seasonality Trend Quarterly Same Store Revenue (% of Annual) Quarterly Same Store NOI (% of Annual) 24% 24% 25% 26% 24% 24% 25% 26% 25% 24% 25% 26% Q1 Q2 Q3 Q4 2018 Revenue 2019 Revenue 2020 Revenue 24% 24% 25% 27% 23% 25% 24% 28% 24% 23% 25% 28% Q1 Q2 Q3 Q4 2018 NOI 2019 NOI 2020 NOI  Peak holiday season drives higher volumes  Power expense moderates back to average levels Fourth Quarter  The harvest ramp coupled with holiday season inventory build often drives Q3 revenue growth  Q3 (mid / late summer) is the hottest weather quarter which negatively impacts NOI due to increased power expense Third Quarter  Surge in 1Q 2020 due to COVID  Timing of Easter moves between Q1 and Q2  On average Q1 and Q2 are relatively consistent First / Second Quarter Key Quarterly Drivers Prior to Covid-19, same store metrics show consistent seasonal trends 15

Growth Strategy – Expansion and Development

Completed Since 2018	*Middleboro, MA* *Rochelle, IL* *Columbus, OH*	*Chesapeake, VA* *North Little Rock, AR* *Savannah, GA*	**44.1mm Cu Ft** **~147,000 Pallets**	*Incurred Cost* **~$237mm**

Expansion and Development Opportunities [1]

Under Construction	*Atlanta, GA* *Auckland, New Zealand* *Russellville, AR* *Lurgan, Northern Ireland*	*Plainville, CT* *Lancaster, PA* *Calgary, Canada*	**62.1mm Cu Ft** **~199,000 Pallets**	*Total Estimated Costs [2]* **~$607mm** *7 Expansions*
Current Expansion and Development Pipeline [3]	**Estimated Investment $1bn+** ✓ Includes both customer-specific and market-demand			
Expansion Opportunities	**Customer-Specific**	**Market-Demand**	**+** Existing Sites for Future Expansion	**760+ acres of excess developable land** *In current portfolio*

Expected to initiate $175 million to $300 million of new development starts annually

(1) As of December 31, 2020; no assurance can be given that the actual cost or completion dates of any expansions or developments will not exceed our estimate
(2) Reflects management's estimate of cost of completion as of December 31, 2020
(3) These future pipeline opportunities are at various stages of discussion and consideration and, based on historical experiences, many of them may not be pursued or completed as contemplated or at all

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Acquisition of Agro Merchants Group

The acquisition of Agro provides Americold with a strategic presence throughout Europe and complementary operations in other global geographies

Transaction Overview

- In December 2020, COLD completed the acquisition of Agro Merchants Group for **~$1.7bn** at an in-place net entry NOI yield of **~6.5%**
  - Agro represents a unique opportunity to acquire an institutional-quality global portfolio that facilitates COLD's strategic entry into Europe and adds complementary locations in the US, South America and Australia
  - Agro was the **fourth** largest temperature-controlled warehouse company globally, the **third** largest in Europe, and the **fourth** largest in the United States


ACR
Agro Merchants Valencia
Valencia, Spain

Agro at a Glance

Total Facilities	46 (1)
Countries	10
Refrigerated Cubic Feet	~236mm cubic feet (1)
Customers	2,900+


Carson, CA
Pedricktown, NJ (2)
Vineland, NJ
Nashville
Charlotte, NC
Benson, NC
Goldsboro, NC
Lumberton, NC
Charleston, SC
Savannah, GA
Atlanta, GA (3)
Forest, MS
Hattiesburg, MS
Oxford, AL
Santiago, CL
Lurgan (3)
Monaghan (2)
Dublin
Whitchurch (2)
Rotterdam
Maasvlakte
Gdansk / Gdynia
Vienna
Porto / Leixoes
Lisbon
Sines
Algeciras
Barcelona (2)
Valencia
Brisbane (2)
United States
Europe
Rest of World
JV Investment

(1) Excludes minority stake in Comfrio Soluções Logística, Brazil joint-venture

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Acquisition of Hall’s Warehouse The acquisition of Hall’s strengthens Americold’s presence in the Northeastern U.S.  In November 2020, COLD closed on the acquisition Hall’s Warehouse for ~$480mm at an in-place net entry NOI yield of ~6.3%  Leading integrated platform provides temperature controlled storage and logistics solutions for food manufacturers and retail customers – 8 distribution centers – Strategically located in the heart of the Northeast Corridor – All sites under 30 miles from the Port of Newark in New Jersey – All sites within 15 miles of each other – 30% of U.S. population within a day’s drive Transaction Overview Location New Jersey Cubic Feet ~58mm cubic feet Pallet Positions ~200K pallet positions Hall’s at a Glance Hall’s Warehouse 18

Russellville, AR Expansion for Conagra Brands

The Russellville highly automated expansion is an opportunity to provide mission critical, long-term infrastructure for a top tier strategic customer

Transaction Overview

- COLD is expanding its Russellville, Arkansas facility for a total of **~$84mm** in a dedicated build for Conagra Brands
  - Construction expected to start in Q4 2020 and is expected to fully stabilize in Q1 2024
  - Expected to generate stabilized NOI ROIC of **~10%-12%**
- Conagra Brands (NYSE: CAG) is one of North America's leading branded food companies
  - CAG is a top tier strategic customer
  - COLD has served CAG for decades in multiple locations
  - CAG is rated BBB-/Baa3/BBB by S&P, Moody's, Fitch (1)

CONAGRA BRANDS

Slim Jim, gardein, Duncan Hines, Marie Callender's, Birds Eye, earth balance, Reddi-wip, BOOM CHICKA POP, Healthy Choice, Vlasic, Frontera, Hunt's, Orville Redenbacher's, udi's, DUKE'S, PAM

Expansion at a Glance

Clear Height	~130 feet
Cubic Feet	~13mm cubic feet
Pallet Positions	~42K pallet positions


americold
CONAGRA

(1) Ratings as of December 31, 2020

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Flexible Balance Sheet Positioned for Growth

As of 12/31/2020 Pro Forma

Real Estate Debt Maturity (1)



% of Debt Maturing
- - 11% - 13% 8% - - 16% 14% 20% - 17%
2013 Mortgage Loans
Undrawn Revolver (2)
Unsecured Term Loan A-1
Unsecured Term Loan A-2 (CAD Denominated)
Series A 4.68% Unsecured Notes
Series B 4.86% Unsecured Notes
Series C 4.10% Unsecured Notes
Series D 1.62% Unsecured Notes
Series E 1.65% Unsecured Notes
$1,000
$277
$125
$196
$200
$400
$350
$489
$428
2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033

Total Debt Profile

✓ Investment grade ratings: Baa3 (Moody's), BBB (Fitch / DBRS Morningstar)



Debt Type
$588 Secured
21%
79%
$2,188 Unsecured



Rate Type
$321 Floating
12%
88%
$2,454 Fixed

Liquidity

✓ Significant Liquidity: ~$1.8bn (3)
- $1,000mm (4) Undrawn Senior Unsecured Revolving Credit Facility
  - Interest Rate: L + 85 bps

✓ Minimal near-term debt maturities



Revolver Availability $978
55%
2018 Forward Proceeds $130 (5)
15%
2020 Forward Proceeds $262 (6)
15%
TOTAL LIQUIDITY
$1.8bn
24%
Cash $421

Note: Dollars in millions except per share figures. Figures based on company filings as of 12/31/2020. Figures pro forma for partial repayment of Term Loan A Facility Tranche A-1 and increased borrowing capacity of Revolver in January 2021. The Company may settle the forwards by issuing new shares or may instead elect to cash settle or net share settle all or a portion of the forward shares. Figures may not sum due to rounding

(1) Reflects the principal due each period and does not adjust for amortization of principal balances. Balances denominated in foreign currencies have been translated to USD
(2) Revolver maturity date assumes the exercise of two six month extension options
(3) Figure reflects cash, forward proceeds and the capacity available under the Senior Unsecured Revolving Credit Facility less ~$22mm in letters of credit
(4) On January 29, 2021, the Company repaid $200 million USD of the Term Loan A Facility Tranche A-1 using cash on the balance sheet and increased the borrowing capacity of Revolver from $800 million to $1 billion
(5) Assumes the issuance of ~6.0mm common shares upon the full physical settlement of the 2018 forward sale agreement
(6) Assumes the issuance of ~7.2mm common shares upon the full physical settlement of the 2020 forward sale agreements

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Strategic Investment Approach to Maintain a High-Quality Portfolio

Capital expenditures ensure that our temperature-controlled warehouses meet the "mission-critical" role they serve in the cold chain

As a % of Total Warehouse NOI before R&M Expense



2018A
Total Spend
$96mm
10.3%
0.7%
0.7%
8.8%
12.3%
7.6%
4.6%
Recurring Capex (1) (Capitalized)
R&M Expense (2) (Expensed – P/L)
2019A
Total Spend
$115mm
11.8%
0.8%
0.9%
10.1%
11.0%
6.6%
4.4%
Recurring Capex (1) (Capitalized)
R&M Expense (2) (Expensed – P/L)
2020A
Total Spend
$123mm
11.3%
0.8%
0.8%
9.7%
10.0%
5.2%
4.8%
Recurring Capex (1) (Capitalized)
R&M Expense (2) (Expensed – P/L)
Real Estate
Personal Property
Information Technology

Note: Dollars in millions. Figures may not sum due to rounding

(1) Recurring capital expenditures are incurred to extend the life of, and provide future economic benefit from, our existing temperature-controlled warehouse network and its existing supporting personal property and information technology systems. Examples include replacing roof and refrigeration equipment, re-racking warehouses and implementing energy efficient projects. Personal property capital expenditures include material handling equipment (e.g. fork lifts and pallet jacks) and related batteries. Information technology expenditures include expenditures on existing servers, networking equipment and current software. Maintenance capital expenditures do not include acquisition costs contemplated when underwriting the purchase of a building or costs which are incurred to bring a building up to Americold's operating standards

(2) Repairs and maintenance expense includes costs of normal maintenance and repairs and minor replacements that do not materially extend the life of the property or provide future economic benefits. Examples include ordinary repair and maintenance on roofs, racking, walls, doors, parking lots and refrigeration equipment. Personal property expense includes ordinary repair and maintenance expenses on material handling equipment (e.g. fork lifts and pallet jacks) and related batteries

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Commitment to energy excellence and efficiency  Recognized under the Global Cold Chain Alliance’s (GCCA) new Energy Excellence Recognition Program with Gold and Silver certifications at 161 facilities  Completed LED lighting conversions at 116 facilities since 2011  Noteworthy fast door implementation savings  Food Logistics magazine’s Top Green Service provider for last three years Commitment to Environmental, Social and Governance Initiatives Social initiatives  Serve the public good by maintaining the integrity of the food supply and reducing waste  Corporate contributions / support to charities aligned with our core beliefs and focus, such as Feed the Children and HeroBox Shareholder-friendly corporate governance  Eight of nine board members independent  All committees comprised of independents  Gender diversity at board level  Cannot opt into MUTA without shareholder vote  No poison pill  Non-classified board  Shareholder “Say on Pay” Environmental Social Governance Awards & Recognition Charitable Organizations 22

Conclusion Global Market Leader with Integrated Network of Strategically-Located, High-Quality, “Mission- Critical” Warehouses Important First Mover Advantage as the Only Publicly Traded REIT Focused on Temperature- Controlled Warehouses Infrastructure Supported by Best-in-Class IT and Operating Platforms Provides a Significant Competitive Advantage Strong and Stable Food Industry Fundamentals Drive Growing Demand for Our Business Substantial Internal and External Growth Opportunities Expected to Drive Attractive Risk-Adjusted Returns Experienced Management Team, Alignment of Interest and Best-In-Class Corporate Governance Investment Grade, Flexible Balance Sheet Positioned for Growth 23